SUPPLEMENT TO THE FIDELITY ADVISOR FUNDS:
CLASS A, CLASS T, CLASS B, INSTITUTIONAL CLASS, AND INITIAL CLASS
   FEBRUARY 28, 1997
STATEMENT OF ADDITIONAL INFORMATION
EFFECTIVE MAY 9, 1997, THE FOLLOWING INFORMATION SUPPLEMENTS INFORMATION FOUND IN "ADDITIONAL PURCHASE, EXCHANGE, AND REDEMPTION INFORMATION" ON PAGE 119.
CLASS A SHARES ONLY
Pursuant to Rule 22d-1 under the 1940 Act, FDC exercises its right to waive Class A's maximum 5.25% (Equity Funds); 4.25% (Bond Funds); 3.25% (Intermediate Bond Funds); or 1.50% (Short Bond Funds) front-end sales charge in connection with a fund's merger with or acquisition of any investment company or trust. In addition, FDC has chosen to waive Class A's front-end sales charge in certain instances because of efficiencies involved in those sales of shares. The sales charge will not apply:
1. to shares purchased by a trust institution or bank trust department that has executed a participation agreement with FDC specifying certain asset minimums and qualifications, and marketing restrictions. Assets managed by third parties do not qualify for this waiver;
2. to shares purchased for use in a broker-dealer managed account program, provided the broker-dealer has executed a participation agreement with FDC specifying certain asset minimums and qualifications, and marketing, program and trading restrictions. Employee benefit plan assets do not qualify for this waiver; or
3. to shares purchased on a discretionary basis by a registered investment adviser which is not part of an organization primarily engaged in the brokerage business, that has executed a participation agreement with FDC specifying certain asset minimums and qualifications, and marketing, program and trading restrictions. Employee benefit plan assets do not qualify for this waiver.
For the purpose of load waiver (2), certain broker-dealers that otherwise meet the qualifications and asset minimums established by FDC are not required to sign a participation agreement.
A sales load waiver form must accompany these transactions.
EFFECTIVE MAY 9, 1997, THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN "ADDITIONAL PURCHASE, EXCHANGE, AND REDEMPTION INFORMATION" ON PAGE 121.
CLASS B SHARES ONLY
The contingent deferred sales charge (CDSC) on Class B shares may be waived
(1) in the case of disability or death, provided that Class B shares are redeemed within one year following the death or the initial determination of disability; (2) in connection with a total or partial redemption related to certain distributions from retirement plans or accounts at age 70 1/2, which are permitted without penalty pursuant to the Internal Revenue
Code;    or (3) in connection with redemptions through the Fidelity Advisor
Systematic Withdrawal Program.
A sales load waiver form must accompany these transactions.
EFFECTIVE MAY 9, 1997, THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN "ADDITIONAL PURCHASE, EXCHANGE, AND REDEMPTION INFORMATION" ON PAGE 122.
CLASS A, CLASS T, CLASS B, AND INSTITUTIONAL CLASS SHARES ONLY
FIDELITY ADVISOR SYSTEMATIC WITHDRAWAL PROGRAM. If you own Class A, Class T, or Institutional Class shares worth $10,000 or more, you can have monthly, quarterly or semi-annual checks sent from your account to you, to a person named by you, or to your bank checking account. If you own Class B shares worth $10,000 or more, you can have monthly or quarterly checks sent from your account to you, to a person named by you, or to your bank checking account. Aggregate redemptions per 12 month period from your Class B account may not exceed 10% of the value of the account and are not subject to a CDSC; and you may set your withdrawal amount as a percentage of the value of your account or a fixed dollar amount. Your Systematic
Withdrawal Program payments are drawn from Class A, Class T, Class B   ,
    or Institutional Class share redemptions, as applicable. If Systematic Withdrawal Plan redemptions exceed income dividends earned on your shares, your account eventually may be exhausted.
THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN "DISTRIBUTIONS AND TAXES" ON PAGE 123.
Each municipal fund purchases securities whose interest FMR believes is free from federal income tax. Generally, issuers or other parties have entered into covenants requiring continuing compliance with federal tax requirements to preserve the tax-free status of interest payments over the life of the security. If at any time the covenants are not complied with, or if the IRS otherwise determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable retroactive to the date the security was issued. For certain types of structured securities, the tax status of the pass-through of tax-free income may also be based on the federal and state tax treatment of the structure.
THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN "TRUSTEES AND OFFICERS" ON PAGE 126.
The Trustees and executive officers of the trusts are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. All persons named as Trustees also serve in similar capacities for other funds advised by FMR. The business address of each Trustee and officer who is an "interested person" (as defined in the 1940 Act) is 82 Devonshire Street, Boston, Massachusetts 02109, which is also the address of FMR. The business address of all the other Trustees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Those Trustees who are "interested persons" by virtue of their affiliation with either a trust or FMR are indicated by an asterisk (*).
   ROBERT M. GATES (53), Trustee (1997), is a consultant, author, and lecturer (1993). Mr. Gates was Director of the Central Intelligence Agency
(CIA) from 1991-1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is currently a Trustee for the Forum For International Policy, a Board Member for the Virginia Neurological Institute, and a Senior Advisor of the Harvard Journal of World Affairs. In addition, Mr. Gates also serves as a member of the corporate board for LucasVarity PLC (automotive components and diesel engines), Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and TRW Inc. (original equipment and replacement products) Mr. Gates currently serves as a Trustee for each of the following trusts: Fidelity Advisor Series II, III, IV, V, and VI, Fidelity Municipal Trust, and Fidelity Income Fund.
WILLIAM O. McCOY (63),Trustee     (   1997),     is the Vice President of
Finance for the University of North Carolina (16-school system, 1995). Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications, 1984) and President of BellSouth Enterprises (1986). He is currently a Director of Liberty Corporation (holding company, 1984), Weeks Corporation of Atlanta (real estate, 1994), Carolina Power and Light Company (electric utility, 1996), and the Kenan Transport Co. (1996). Previously, he was a Director of First American Corporation (bank holding company, 1979-1996). In addition, Mr. McCoy serves as a member of the Board of Visitors for the University of North Carolina at Chapel Hill (1994) and for the Kenan-Flager Business
School (University of North Carolina at Chapel Hill, 1988).    Mr. McCoy
currently serves as a Trustee for each of the following trusts: Fidelity Advisor Series II, III, IV, V, and VI, Fidelity Municipal Trust, and Fidelity Income Fund.
THE FOLLOWING FOOTNOTE REPLACES A SIMILAR FOOTNOTE FOUND IN THE "TRUSTEES AND OFFICERS" SECTION ON PAGE 130.
   (double dagger)(double dagger)(double dagger) During the period from May 1, 1996 through December 31, 1996, William O. McCoy served as a Member of the Advisory Board of each trust. Mr. McCoy was appointed to the Board of Trustees of Fidelity Advisor Series II, III, IV, V, and VI, Fidelity Municipal Trust, and Fidelity Income Fund, effective January 1, 1997.

SUPPLEMENT TO THE FIDELITY ADVISOR FUNDS
INSTITUTIONAL CLASS FEBRUARY 28,1997 PROSPECTUS
The following information replaces similar information on the cover page. High Yield and Strategic Income may each invest without limitation in lower-quality debt securities, sometimes called "junk bonds." Investors should consider that these securities carry greater risks, such as the risk of default, than other debt securities. Refer to "Investment Principles and Risks" on page 23 for further information.
The following information replaces similar information found in "Who May Want to Invest" on page 3.
High Income Municipal, Municipal Bond, Intermediate Municipal Income, and Short-Intermediate Municipal Income are designed for investors in higher tax brackets who seek high current income that is free from federal income tax. Municipal Bond, Intermediate Municipal Income, and Short-Intermediate Municipal Income also invest consistent with consideration of capital preservation. High Income Municipal may invest in lower-quality municipal securities which invoke greater risks than the investment-grade securities.
   Effective April 15, 1997, the following information replaces similar information under the heading "FMR and Its Affiliates" in the "Charter" section beginning on page 21.
George Fischer is manager of Advisor Municipal Bond and Advisor High Income Municipal, which he has managed since October 1995 and April 1997, respectively. He also manages several other Fidelity funds. Since joining Fidelity in 1989, Mr. Fischer has worked as an analyst and manager.
The following information supplements similar information found in "FMR and Its Affiliates" on page 23.
As of January 31, 1997, approximately 29% of New York Municipal Income's total outstanding shares were held by FMR Corp.
Effective March 17, 1997, the following information replaces similar information found in "Investment Principles and Risks" on page 26.
HIGH INCOME MUNICIPAL FUND seeks high current income that is free from federal income tax by investing primarily in investment-grade municipal securities. The fund may also invest up to 35% of its assets in below investment-grade securities. FMR normally invests so that at least 80% of the fund's assets are invested in municipal securities whose interest is free from federal income tax. In addition, FMR may invest all of the fund's assets in municipal securities issued to finance private activities. The interest from these securities is a tax preference item for the purposes of the federal alternative minimum tax.
Although the fund can invest in securities of any maturity, FMR seeks to manage the fund so that it generally reacts to changes in interest rates similarly to municipal bonds with maturities between eight and 18 years. As of October 31, 1996, the fund's dollar-weighted average maturity was approximately 16.4 years.
Effective March 17, 1997, the following information replaces similar information found in "Securities and Investment Practices" on page 29.
High Income Municipal currently intends to limit its investments in below investment-grade securities to less than 35% of its assets and does not currently intend to invest more than 10% of its total assets in bonds that are in default. A security is considered to be investment-grade if it is rated investment-grade by Moody's Investor Service, Standard and Poor's, Duff & Phelps Credit Rating Co., or Fitch Investors Service, L.P., or is unrated but judged by FMR to be of equivalent quality.
The following information supplements the information found in "Exchange Restrictions" on page 43.
OTHER FUNDS MAY HAVE DIFFERENT EXCHANGE RESTRICTIONS, and may impose fees of up to 1.00% on purchases, administrative fees of up to $7.50, and redemption fees of up to 1.50% on exchanges. Check each fund's prospectus for details.